EXHIBIT 10.1

CONVERSION AND SUBSCRIPTION AGREEMENT

THIS AGREEMENT is made as of December 28, 2012, by and between NEWPORT GOLD, INC., a Nevada corporation (the “Company”), and ALEX JOHNSTON, an individual (the “Subscriber”).

RECITALS

WHEREAS, as of December 1, 2012, Derek Bartlett (“Bartlett) is owed U.S. $370,927 from the Company for accrued officer salaries (the “Bartlett Debt”);

WHEREAS, through an Assignment Agreement dated as of the date hereof, Bartlett assigned the Bartlett Debt to the Subscriber (the “Assigned Bartlett Debt”);

WHEREAS, the Subscriber has agreed to convert the Assigned Bartlett Debt into 18,546,350 shares of common stock of the Company (the “Shares”), and the Company has agreed to issue the Shares to the Subscriber, in full and complete payment and settlement of the Assigned Bartlett Debt;

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.           Conversion and Share Subscription.  The Subscriber hereby agrees to the convert the Assigned Bartlett Debt into the Shares, and the Company hereby agrees to issue the Shares to the Subscriber, in full and complete settlement of the Assigned Bartlett Debt.

2.           Effect of Conversion and Share Subscription.  The Subscriber agrees that, upon execution of this Agreement and delivery of the stock certificates evidencing the Shares, the Assigned Bartlett Debt and any and all amounts due or accrued to the Subscriber for the Assigned Bartlett Debt, are forever cancelled and the obligations of the Company thereunder are considered satisfied in full.

3.           Representations, Warranties and Covenants of Subscriber.  The Subscriber represents, warrants and agrees as follows:

(a)          The Subscriber understands that the Shares are being offered and sold to the Subscriber in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Shares.

(b)           The Subscriber is not a U.S. Person (as defined below) and is not acquiring the Shares for the account or benefit of a U.S. Person.  A U.S. Person means any one of the following:

(i)	Any natural person resident in the United States;

(ii)	Any partnership or corporation organized or incorporated under the laws of the United States;

(iii)	Any estate of which any executor or administrator is a U.S. person;

(iv)	Any trust of which any trustee is U.S. person;

(v)	Any agency or branch of a foreign entity located in the United States;

(vi)	Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(vii)	Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and

(viii)
Any partnership or corporation if (A) organized or incorporated under the laws of any foreign jurisdiction; and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized, incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(c)          The Subscriber acknowledges that at the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Subscriber was outside of the United States.

(d)          The Subscriber will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(e)          The Subscriber will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(f)           Neither the Subscriber nor or any person acting on his/her/its behalf has engaged, nor will engage, in any “directed selling efforts” as that term is defined in Rule 902 of Regulation S to a U.S. Person with respect to the Shares and the Subscriber and any person acting on his/her/its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(g)          The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(h)          Neither the Subscriber nor any person acting on his/her/its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares.  The Subscriber agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(i)           The Subscriber agrees to resell the Shares only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and agrees not to engage in hedging transactions with regard to the Shares unless in compliance with the Securities Act.

(j)           The Subscriber understands that any and all certificates representing the Shares and any and all securities issued in replacement thereof or in exchange therefor shall bear a legend to the effect that transfer of the Shares is prohibited except in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration; and that hedging transactions may not be conducted unless in compliance with the Securities Act.

(k)          The Subscriber hereby acknowledges and agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

(l)           The Subscriber acknowledges that the Subscriber has had the opportunity to ask questions of, and receive answers from the Company or any person acting on its behalf concerning the Company and its business and to obtain any additional information, to the extent possessed by the Company (or to the extent it could have been acquired by the Company without unreasonable effort or expense) necessary to verify the accuracy of the information received by the Subscriber.  In connection therewith, the Subscriber acknowledges that the Subscriber has had the opportunity to discuss the Company’s business, management and financial affairs with the Company’s management or any person acting on its behalf.  The Subscriber has received and reviewed all the information, both written and oral, that it desires.  Without limiting the generality of the foregoing, the Subscriber has been furnished with or has had the opportunity to acquire, and to review, (i) copies of the Company’s most recent Annual Report on Form 10-K filed with the SEC and any Form 10-Q and Form 8-K filed thereafter (the “SEC Filings”), and other publicly available documents, and (ii) all information, both written and oral, that it desires with respect to the Company’s business, management, financial affairs and prospects. In determining whether to make this investment, the Subscriber has relied solely on the Subscriber’s own knowledge and understanding of the Company and its business based upon the Subscriber’s own due diligence investigations and the information furnished pursuant to this paragraph.  The Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this paragraph and the Subscriber has not relied on any other representations or information.

(m)         The Subscriber has all requisite legal and other power and authority to execute and deliver this Agreement and to carry out and perform the Subscriber’s obligations under the terms of this Agreement.  This Agreement constitutes a valid and legally binding obligation of the Subscriber enforceable in accordance with its terms.

(n)         To the extent the Subscriber deems necessary, the Subscriber has reviewed with the Subscriber’s own tax advisors the tax consequences of this investment and the transactions contemplated by this Agreement.  The Subscriber relies solely on such advisors and not on any statements or representations of the Company or any of its agents.  The Subscriber understands that the Subscriber (and not the Company) shall be responsible for the Subscriber’s own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

(o)         The Subscriber is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by persons previously not known to the Subscriber in connection with investment securities generally.

(p)         The Subscriber understands that the Company is under no obligation to register the Shares under the Securities Act, or to assist the Subscriber in complying with the Shares Act or the securities laws of any state of the United States or of any foreign jurisdiction.

(q)         The Subscriber (i) is experienced in making investments of the kind described in this Agreement, (ii) has the financial ability to bear the economic risk of his/her/its investment, has adequate means for providing for his/her/its current needs and personal contingencies and has no need for liquidity with respect to his/her/its investment in the Company, and (iii) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares.  The Subscriber is acquiring the Shares for his/her/its own account for investment and not with a view to resale or other distribution.

(r)          The Subscriber is not an underwriter of, or dealer in, the Shares, and the Subscriber is not participating, pursuant to a contractual agreement, in the distribution of the Shares.

(s)         The Subscriber agrees that any resale of the Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S.  Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction.  The Subscriber will not offer to sell or sell the Shares in any jurisdiction unless the Subscriber obtains all required consents, if any.

(t)          The Subscriber understands and agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act.

(u)         There are no actions, suits, proceedings or investigations pending against the Subscriber or the Subscriber’s properties before any court or governmental agency (nor, to the Subscriber’s knowledge, is there any threat thereof) which would impair in any way the Subscriber’s ability to enter into and fully perform the Subscriber’s commitments and obligations under this Agreement or the transactions contemplated hereby.

(v)         The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Shares will not result in any material violation of, or conflict with, or constitute a material default under, any of Subscriber’s articles of incorporation or bylaws, if applicable, or any of the Subscriber’s material agreements nor result in the creation of any mortgage, pledge, lien, encumbrance or charge against any of the assets or properties of the Subscriber or the Shares.

(w)         Subscriber acknowledges that the Shares are speculative and involve a high degree of risk and that the Subscriber can bear the economic risk of the purchase of the Shares, including a total loss of his/her/its investment.  Subscriber acknowledges that he/she/it has carefully reviewed and considered the factors described under “Risk Factors” in the Company’s SEC Filings.

(x)          The Subscriber recognizes that no federal, state or foreign agency has recommended or endorsed the purchase of the Shares.

(y)         This Agreement does not contain any untrue statement of a material fact concerning the Subscriber.

4.           Representations and Warranties of the Company.  The Company represents and warrants to the Subscriber as follows:

(a)          The Company has been duly organized and is validly existing as a corporation under the laws of the State of Nevada.

(b)          The Company has all such power and authority to enter into, deliver and perform this Agreement.

(c)          The Company has not offered the Shares covered by this Agreement to any person in the United States or to any U.S. Person or for the account or benefit of any U.S. Person.

(d)          In regard to this Agreement, the Company has not conducted any “directed selling efforts” as that term is defined in Rule 902 of Regulation S, nor has the Company conducted any general solicitation relating to the offer and sale of the Shares to persons resident within the United States.

(e)          All necessary action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement by the Company, and the issuance of the Shares to be issued by the Company pursuant to this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

5.            Indemnification.  The Subscriber agrees to indemnify and hold harmless the Company, its officers, directors, managers, employees, shareholders, members and affiliates, and any person acting on behalf of the Company, from and against any and all damage, loss, liability, cost and expense (including reasonable attorneys’ fees) which any of them may incur by reason of the failure by the Subscriber to fulfill any of the terms and conditions of this Agreement, or by reason of any breach of the representations and warranties made by the Subscriber herein, or in any other document provided by the Subscriber to the Company. All representations, warranties and covenants of each of the Subscriber and the Company contained herein shall survive the date of this Agreement.

6.            Miscellaneous.

(a)          This Agreement is binding upon and inures to the benefit of the parties hereto and to their respective heirs, executors, administrators, legal representatives, successors and assigns.

(b)          This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written execution by all parties.

(c)          This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Nevada.

(d)          Subscriber acknowledges that it has been advised to consult with his/her/its own attorney regarding this Agreement and Subscriber has done so to the extent that Subscriber deems appropriate.

(e)          This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.  Delivery of a facsimile or electronic signature shall be deemed to constitute delivery of an original signature.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first above written.

THE COMPANY: NEWPORT GOLD, INC.

By:	/s/ Derek Bartlett
Name:	Derek Bartlett
Title:	President

THE SUBSCRIBER:

By:	/s/ Alex Johnston
ALEX JOHNSTON

Address: Ocean Sky 29-D – Torra B Coco Del Mar Panama City, Panama